SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  JULY 10, 2001

     ACE RV and Marine Trust 2001-RV1 (as Issuer under a Sale and Servicing Agreement dated as of June 1, 2001 providing for the issuance of ACE RV and Marine Trust 2001-RV1 Asset-Backed Notes)

                              ACE SECURITIES CORP.
                        --------------------------------
               (Exact name of registrant as specified in charter)

    DELAWARE                   333-45458-03                  N/A
  ---------------             ----------------           -----------------
  (State or other             (Commission File            (IRS Employer
  jurisdiction of                 Number)                Identification No.)
  incorporation)

              300 EAST DELAWARE AVENUE, WILMINGTON, DELAWARE 19801
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (302) 622-8163


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to ACE Securities Corp.'s (the "Depositor") Registration Statement on Form S-3, Registration Number 333-45458, the Depositor caused the issuance of $311,153,000 principal amount of ACE RV and Marine Trust 2001-RV1 Asset Backed Notes (the "Notes"), on July 10, 2001 (the "Closing Date"). This Current Report on Form 8-K is being filed to file copies of the Underwriting Agreement, Sale and Servicing Agreement, Indenture, Trust Agreement, Administration Agreement and Purchase Agreement.

          The Certificates were issued pursuant to an indenture (the "Indenture"), dated as of June 1, 2001 (the "Cut-Off Date"), among the Depositor and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee").

          Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement, dated as of June 1, 2001, among the ACE RV and Marine Trust 2001-RV1, as issuer, the Depositor, as seller, Wells Fargo Bank, N.A. ("Wells Fargo") as servicer, Wells Fargo Bank Northwest, N.A., Wells Fargo Bank New Mexico, N.A. and the Indenture Trustee, attached hereto as Exhibit 4.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

                EXHIBIT NO.

                1.1      Underwriting Agreement

                4.1      Sale and Servicing Agreement dated as of June 1, 2001

                4.2      Indenture dated as of June 1, 2001

                4.3      Trust Agreement dated as of June 1, 2001

                99.1     Administration Agreement dated as of June 1, 2001

                99.2     Purchase Agreement dated as of June 1, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ACE SECURITIES CORP.
                                             (Registrant)

Date:  July 18, 2001                     By:  /S/ EVELYN ECHEVARRIA
                                              -----------------------------
                                         Name:  Evelyn Echevarria
                                         Title: Vice President

                                  EXHIBIT INDEX


                                                              Sequentially
EXHIBIT NUMBER          DESCRIPTION                           NUMBERED PAGE

1.1                     Underwriting Agreement

4.1                     Sale and Servicing Agreement dated
                        as of June 1, 2001

4.2                     Indenture dated as of June 1, 2001

4.3                     Trust Agreement dated as of June 1,
                        2001

99.1                    Administration Agreement dated as
                        of June 1, 2001

99.2                    Purchase Agreement dated as of June
                        1, 2001